UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2013

Capital Trust, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-14788	94-6181186
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue, 10th Floor

New York, New York 10154

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 655-0220

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Capital Trust, Inc. (the “Company”) is filing this Current Report on Form 8-K/A as an amendment to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission (the “Commission”) on March 14, 2013, to report that Ernst & Young LLP (“Ernst & Young”) has completed its audit services for the fiscal year ended December 31, 2012. As disclosed in the Form 8-K, the Audit Committee (the “Audit Committee”) of the board of directors of the Company approved the appointment of Deloitte & Touche LLP as the Company’s new independent registered public accounting firm commencing with the completion by Ernst & Young of its audit services.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

On March 11, 2013, the Audit Committee approved the dismissal of Ernst & Young as the Company’s independent registered public accounting firm, effective as of the date of the completion of the audit services for the fiscal year ended December 31, 2012. The dismissal of Ernst & Young became effective on March 26, 2013.

Ernst & Young’s reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.

During the two fiscal years ended December 31, 2012 and through March 26, 2013, the date of Ernst & Young’s audit report in respect of the 2012 financial statements, there were (i) no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference thereto in its reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On March 26, 2013, the Company provided Ernst & Young with a copy of this Form 8-K/A and requested that Ernst & Young furnish the Company with a letter addressed to the Commission stating whether or not Ernst & Young agrees with the above disclosures. A copy of Ernst & Young’s letter, dated March 26, 2013, is attached as Exhibit 16.1 to this Form 8-K/A.

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Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

16.1	Letter from Ernst & Young LLP to the Securities and Exchange Commission, dated March 26, 2013

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITAL TRUST, INC.

Date: March 26, 2013

	By:	/s/ Geoffrey G. Jervis
	Name:	Geoffrey G. Jervis
	Title:	Chief Financial Officer

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